Exhibit 10.15

AKERNA CORP.

2019 EQUITY INCENTIVE PLAN

Award Agreement

This Award Agreement evidences an Award of shares of Restricted Stock pursuant to the provisions of the Akerna Corp. 2019 Equity Incentive Plan (the “Plan”) to the individual whose name appears below (the “Participant”), pursuant to the provisions of the Plan and on the following express terms and conditions (capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Plan):

1.	Name of Participant:

2.	Number of Shares of Restricted Stock:

3.	Date of Grant:

4.	Risk of Forfeiture:

5.	Change of Control:

6.	Miscellaneous:

The Participant hereby acknowledges receipt of a copy of the Plan as presently in effect. The text and all of the terms and provisions of the Plan are incorporated herein by reference, and this grant of Restricted Stock is subject to these terms and provisions in all respects. Upon lapse of the Risk of Forfeiture set forth above, the Participant shall remit to the Company an amount sufficient to satisfy the required withholding tax obligation of the Company that arises in connection with such lapse.

AKERNA CORP.

By:
[NAME/TITLE] Dated

Agreed to and Accepted by:

[Name of Participant] Dated

ELECTION TO INCLUDE IN GROSS INCOME

IN YEAR OF TRANSFER OF PROPERTY

PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE OF 1986, AS AMENDED

The taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to property described below and supplies the following information in accordance with the regulations promulgated thereunder.

1.	The name, address and taxpayer identification number of the taxpayer are:

_______________________________________

_______________________________________

_______________________________________

2.	Description of property with respect to which the election is being made:

3.	The date on which the property described in 2 above, was transferred is , 201_. The taxable year to which this election relates is 201_.

4.	Nature of restrictions to which property is subject:

[described risk of forfeiture]

5.	The fair market value at the time of transfer (determined without regard to any restrictions which by their terms will never lapse) of the property with respect to which this election is being made is dollars ($ ) per share.

6.	The taxpayer has [made no payment/paid is dollars ($ ) per share] for said property.

Dated:
Taxpayer’s Signature